UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 19, 2001
                                                          ----------------


                                  VSOURCE, INC.

             (Exact name of registrant as specified in its charter)




          Delaware                 000-30326                  77-0557617
          --------                 ---------                  ----------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)             Number)                      No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           __________________________________________________________

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------

Item  5.     Other  Events.
             -------------

          On October 19, 2001, Vsource, Inc. (the "Registrant") announced that it had been informed by Nasdaq that on Thursday, Oct. 18, 2001, Nasdaq resumed using "VSRC" as the Registrant's trading symbol. Nasdaq had changed the Registrant's trading symbol to "VSRCE" on Sept. 24, 2001 after it was delinquent filing its Form 10-Q for the quarterly period ended July 31, 2001. The Registrant subsequently filed the Form 10-Q on Sept. 26, 2001, and an amendment to the Form 10-Q on Oct. 5, 2001.

          The press release of the Registrant dated as of October 19, 2001 is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item  7.     Financial  Statements  and  Exhibits.
             ------------------------------------

(c)     Exhibits.
        --------

99.1    Press  Release  of  Vsource,  Inc.  dated  as  of  October  19,  2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VSOURCE,  INC.
                                       (Registrant)


Dated:  October  24,  2001             By: /s/  Sandford  T.  Waddell
                                           --------------------------
                                           Sandford  T.  Waddell
                                           Chief  Financial  Officer

                                  EXHIBIT INDEX


Exhibit  No.               Description
------------               -----------

99.1                       Press Release